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                    SUPPLEMENT DATED DECEMBER 21, 2000 TO THE
                          PROSPECTUS DATED MAY 31, 2000

                          THE ARBOR FUND (THE "TRUST")
           GOLDEN OAK FAMILY OF FUNDS: GOLDEN OAK GROWTH PORTFOLIO AND
                   THE GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         On October 17, 2000, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), sub-adviser to the Golden Oak Growth Portfolio and the Golden Oak Tax-Managed Equity Portfolio (the "Portfolios"), and Allianz of America ("Allianz") entered into a merger agreement under which Allianz will acquire Nicholas-Applegate. Following the acquisition, Nicholas-Applegate will operate as a subsidiary of Allianz and a part of Allianz Asset Management Group. The change in control of Nicholas-Applegate, by law, will terminate Nicholas-Applegate's agreements with the Portfolios and necessitate the approval of new sub-advisory agreements by shareholders. In anticipation of the acquisition, the Board of Trustees approved interim sub-advisory agreements between the Trust, Citizens Bank, and Nicholas-Applegate, which will become effective upon Allianz's acquisition of Nicholas-Applegate, scheduled to be completed on January 31, 2001. Shareholders will be given the opportunity to approve new sub-advisory agreements for the Portfolios at a special meeting currently scheduled for the second quarter of 2001.

         Allianz AG, the parent of Allianz, is a publicly traded German Aktiengesellschaft ( German publicly traded company) which, together with its subsidiaries, comprise the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $650 billion. Allianz has indicated that it intends no changes to Nicholas-Applegate's management of the Portfolios.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE